Revenue and Other Income	12 Months Ended
Dec. 31, 2025
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Revenue and Other Income

10. Revenue and Other Income

The Company’s significant revenue and other income streams consist of the following:

	Year ended December 31
	2025	2024
Oil	$527.0	$723.7
NGLs	35.8	54.1
Natural gas	37.0	39.7
Production revenues	599.8	817.5
Processing fees	10.1	12.4
Oil and natural gas sales	609.9	829.9
Other income	26.7	8.6
Oil and natural gas sales and other income	$636.6	$838.5

Other income typically consists of road use income which totaled $6.7 million for 2025 (2024 - $8.6 million).

In 2025, the Company received dividends on our InPlay Shares (received as part of the consideration in the Pembina Disposition) and recorded this income within Other Income. InPlay paid a cash dividend of $0.09 per common share per month, resulting in the Company receiving $3.3 million in dividend income in 2025 before the Company disposed of the InPlay Shares.

In August 2025, the Company sold all of our InPlay Shares to a third party. This consisted of selling 9,139,784 InPlay Shares, at a price per InPlay Share of $10.00 for total proceeds of $91.4 million, which resulted in a $15.2 million gain on the sale of these shares which was recorded in Other Income.